SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

KULR TECHNOLOGY GROUP, INC.
(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4863 Shawline Street, San Diego, California 92111

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 5, 2022, KULR Technology Group, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Vibetech International, LLC (“Vibetech”) and Norman Serrano, pursuant to which the Company purchased, effective as of 12:01 a.m. on October 6, 2022 (the “Effective Time”), all of the assets, including intellectual property, of Vibetech (the “Acquired Assets”) such that an undivided 42.857% interest in the Acquired Assets, was exchanged for shares of common stock of the Company valued at $1,500,000 on October 5, 2022 and an undivided 57.413% of the Acquired Assets was exchanged for cash consideration of $2,000,000 (the “Cash Consideration” and the transaction as a whole, the “Asset Purchase”).

The Acquired Assets consist of a suite of products and services (the “KULR VIBE technologies”) for the provision of vibration analysis and mitigation applicable to multiple industries and sectors. The KULR VIBE technologies will allow the Company to provide solutions across aviation, transportation, renewable energy (wind), manufacturing, industrial, performance racing and autonomous aerial (drone) applications. Using proprietary sensor processes with advanced learning algorithms, the KULR VIBE technologies aim to achieve precision balancing solutions and identification of component failures based on its comprehensive database of vibration signatures.

The Company will issue the Equity Consideration to Vibetech in four equal installments on the following dates: (i) October 5, 2023, (ii) October 5, 2024, (iii) October 5, 2025, and (iv) October 5, 2026. The Company will pay the Cash Consideration to Vibetech as follows: One Million ($1,000,000) dollars on October 6, 2022, Five Hundred Thousand ($500,000) dollars on April 5, 2023, and Five Hundred Thousand ($500,000) dollars on October 5, 2023.

The Purchase Agreement includes customary representations, warranties and covenants of the Company, Vibetech, and Mr. Serrano. The representations and warranties made by each party were made solely for the benefit of the other party and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk between the parties to the Purchase Agreement if those statements prove to be inaccurate; (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other party in disclosure schedules to the Purchase Agreement; (iii) may apply contract standards of “materiality” and “that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement.

The Purchase Agreement also contains post-closing indemnification provisions pursuant to which the parties have agreed to indemnify each other against losses resulting from certain events, including breaches of representations and warranties, covenants and certain other matters. The indemnification provisions also include a liability basket deductible of Fifteen Thousand ($15,000) dollars, liability cap of One Million Five Hundred Thousand ($1,500,000) dollars and a right of set-off against future payments in the event an indemnified claim arises.

The foregoing is a summary description of certain terms of the Purchase Agreement. For a full description of all terms, please refer to the copy of the Purchase Agreement that is incorporated by reference and filed herewith as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Asset Purchase closed as of the Effective Time of the Purchase Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, the Company will issue shares of common stock of the Company to Vibetech, valued at $1,500,000 on October 5, 2022 and having an initial capital account and equity value of $1,500,000. The Company will issue the shares to Vibetech in four equal installments on each anniversary of the Effective Time of the Purchase Agreement.

The offer and sale of the securities were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

On September 30, 2022, KULR Technology Group, Inc. (the “Company”) issued a press release announcing the Asset Purchase.

A copy of the above-mentioned press release is attached herewith as Exhibit 99.1.

In addition, the Company made various information about the Acquired Assets and the integration of such technologies into the Company’s business plans.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The Company uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account (twitter.com/kulrtech), its LinkedIn account (linkedin.com/company/kulr-technology-corporation), its Facebook account (facebook.com/KULRTechnology), its TikTok account (tiktok.com/Kulr_tech), its Instagram account (instagram.com/Kulr_tech), and its YouTube account (youtube.com/channel/UC3wZBPINQd51N6p35Mo5uQg), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, effective as of October 6, 2022, by and among KULR Technology Group, Inc., Vibetech International, LLC, and Norman Serrano
99.1	Press Release dated October 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: October 6, 2022	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer